As filed with the Securities and Exchange Commission on January 11, 2001
                                                       Registration No. 33-85940
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                   ----------

                         SWIFT TRANSPORTATION CO., INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                                                86-0666860
(State or Other Jurisdiction                                  (I.R.S. Employer
of Incorporation or Organization)                            Identification No.)

                                   ----------

                 2200 South 75th Avenue, Phoenix, Arizona 85043
               (Address of Principal Executive Office) (Zip Code)


                         SWIFT TRANSPORTATION CO., INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            (Full Title of the Plan)

                                   ----------

                            Jerry C. Moyes, President
                         SWIFT TRANSPORTATION CO., INC.
                             2200 South 75th Avenue
                             PHOENIX, ARIZONA 85043
                     (Name and Address of Agent For Service)

                                 (623) 269-9700
          (Telephone Number, Including Area Code, of Agent For Service)

                                   ----------

                                EXPLANATORY NOTE

This Post-Effective Amendment No. 2 to Form S-8 Registration Statement (File No. 333-85940) amends the registration statement originally filed on November 2, 1994 (the "Original Filing") as amended by Post-Effective Amendment No. 1 filed on June 23, 1999 (the "First Post-Effective Amendment"). Any items in the Original Filing not expressly changed hereby shall be as set forth in the
Original Filing as amended by the First Post-Effective Amendment. This Post-Effective Amendment No. 2 reflects the amendment to the Non-Employee Directors Stock Option Plan changing the manner in which grants are made.

                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8. EXHIBITS.

Exhibit No.                               Description
-----------                               -----------

   4.1 Amended and Restated Articles of Incorporation of the Registrant (Incorporated by reference to Appendix C of the Registrant's Notice and Proxy Statement for its 1999 Annual Meeting of Stockholders).

   4.2 Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 of the Registrant's Registration Statement on Form S-3 (Registration No. 33-66034)).

   4.3 First Amendment to the Amended and Restated Swift Transportation Co., Inc. Non-Employee Directors Stock Option Plan (Incorporated by reference to the Registrant's Notice and Proxy Statement for its 2000 Annual Meeting of Stockholders).

   5*               Opinion of Counsel.

   23.1             Consent of KPMG LLP.

   23.2*            Consent of Counsel (included as part of Exhibit 5).

   24*              Powers of Attorney.

----------
* Previously Filed.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Phoenix, state of Arizona, on this 11th day of January, 2001.

                                        SWIFT TRANSPORTATION CO., INC.,
                                        a Nevada corporation

                                        By: /s/ Jerry C. Moyes
                                            ------------------------------------
                                            Jerry C. Moyes
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name and Signature            Title                                Date
------------------            -----                                ----

/s/ Jerry C. Moyes            Chairman of the Board,           January 11, 2001
-----------------------       President and Chief
  Jerry C. Moyes              Executive Officer (Principal
                              Executive Officer)


        *                     Senior Executive Vice            January 11, 2001
-----------------------       President, Secretary, Chief
 William F. Riley, III        Financial Officer and Director
                              (Principal Accounting and
                              Financial Officer)

        *                     Executive Vice President         January 11, 2001
-----------------------       and Director
  Rodney K. Sartor


        *                     Director                         January 11, 2001
-----------------------
  Lou A. Edwards


        *                     Director                         January 11, 2001
-----------------------
 Alphonse E. Frei


        *                     Director                         January 11, 2001
-----------------------
 Earl H. Scudder, Jr.


* By: /s/ Jerry C. Moyes
     ---------------------                                     January 11, 2001
     Jerry C. Moyes
     Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit Number               Description                            Page or Method of Filing
--------------               -----------                            ------------------------
     4.1           Amended and Restated Articles of              Incorporated by reference to
                   Incorporation of the Registrant               Appendix C of the Registrant's
                                                                 Notice and Proxy Statement for
                                                                 its 1999 Annual Meeting of Stockholders

     4.2           Bylaws of the Registrant                      Incorporated by reference to
                                                                 Exhibit 3.2 of the Registrant's
                                                                 Registration Statement on Form S-3
                                                                 (Registration No. 33-66034)

     4.3           First Amendment to the Amended and            Incorporated by reference to the
                   Restated Swift Transportation Co.,            Registrant's Notice and Proxy
                   Inc. Non-Employee Directors Stock             Statement for its 2000 Annual
                   Option Plan                                   Meeting of Stockholders

     5             Opinion of Counsel                            Previously filed

     23.1          Consent of KPMG LLP                           Filed herewith

     23.2          Consent of Counsel                            Included as part of Exhibit 5

     24            Powers of Attorney                            Previously filed